-------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                  FORM 8-K/A

                       AMENDMENT NO. 1 TO CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 6, 1998



                           HORIZON PHARMACIES, INC.
            (Exact name of registrant as specified in its charter)



           DELAWARE                      0-22403            75-2441557
(State or other jurisdiction of       (Commission        (I.R.S. Employer
incorporation or organization)        File Number)      Identification No.)


               275 W. PRINCETON DRIVE
                  PRINCETON, TEXAS                        75407
    (Address of Principal Executive Offices)            (Zip Code)

                                (972) 736-2424
             (Registrant's telephone number, including area code)

-------------------------------------------------------------------------------

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


     (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     Filed herewith as a part of this report are the following financial statements for Borger Pharmacy, Inc. d/b/a Moore's Pharmacy and Moore's Home Health Care, Inc.: (i) audited Combined Balance Sheet at August 31, 1997 and audited Combined Statement of Income, Combined Statement of Shareholders' Equity and Combined Statement of Cash Flows for the year ended August 31, 1997, and the report of Howard & Waltrip, P.C., certified public accountants, thereon, together with the notes thereto; and (ii) unaudited Combined Balance Sheet at June 30, 1998, and unaudited Combined Statements of Income, unaudited Combined Statements of Shareholders' Equity, and unaudited Combined Statements of Cash Flows each for the ten months ended June 30, 1998 and June 30, 1997. These financial statements are being filed in accordance with and within the time provided for in Item 7(a)(4).

     (b)  PRO FORMA FINANCIAL INFORMATION.

     Filed herewith as a part of this report are HORIZON Pharmacies, Inc.'s (the "Registrant") Pro Forma Combined Condensed Balance Sheet at June 30, 1998 and Pro Forma Combined Condensed Statement of Income for the six months ending June 30, 1998 and the year ended December 31, 1997, and the Adjustments to Pro Forma Financial Statements applicable thereto. These pro forma financial statements are being filed in accordance with and within the time provided for in Item 7(a)(4).

     (c)  EXHIBITS.

          The following exhibits are filed with this report:

 Exhibit No.     Name of Exhibit
 -----------     ---------------
       23        Consent of Howard & Waltrip, P.C., Independent Auditors (filed electronically herewith).

                                  SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                              REGISTRANT:

                              HORIZON PHARMACIES, INC.


Date:  October 19, 1998       By: /s/ Ricky D. McCord
                                  ---------------------------
                                  Ricky D. McCord, President

                             BORGER PHARMACY, INC
                          MOORE HOME HEALTH CARE, INC
                          YEAR ENDED AUGUST 31, 1997
                      WITH REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Shareholders                          October 9, 1998
Borger Pharmacy, Inc
Moore Home Health Care, Inc




                         REPORT OF INDEPENDENT AUDITORS


We have audited the accompanying combined balance sheet of Borger Pharmacy, Inc and Moore Home Health Care, Inc as of August 31, 1997, and the related combined statements of income, shareholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial position of Borger Pharmacy, Inc and Moore Home Health Care, Inc at August 31, 1997, and the results of its combined operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.



Howard & Waltrip, P.C.
Certified Public Accountants
Dallas, Texas

BORGER PHARMACY INC
MOORE HOME HEALTH CARE, INC
COMBINED BALANCE SHEETS

                                                        AUGUST 31,      JUNE 30,
                                                           1997           1998
                                                        ----------      ----------
                                                                       (Unaudited)

ASSETS

Current assets:
  Cash                                                  $ 142,798      $  68,492
  Accounts receivable-trade                               223,958        257,932
  Inventories, lower of cost or market                    507,597        537,346
                                                        ---------      ---------
    Total current assets                                  874,353        863,770

Fixed assets:
  Furniture and equipment                                 500,219        504,777
  Automobiles                                             130,579        175,390
  Accumulated depreciation                               (535,928)      (554,190)
                                                        ---------      ---------
    Total net fixed assets                                 94,870        125,977

Other assets:
  Intangibles                                              37,500         37,500
  Accumulated amortization                                (37,500)       (37,500)
                                                        ---------      ---------
    Total other assets                                          0              0
                                                        ---------      ---------
TOTAL ASSETS                                            $ 969,223      $ 989,747
                                                        ---------      ---------
                                                        ---------      ---------





See accompanying notes.

BORGER PHARMACY INC
MOORE HOME HEALTH CARE, INC
COMBINED BALANCE SHEETS

                                                        AUGUST 31,      JUNE 30,
                                                           1997            1998
                                                        ----------      ----------
                                                                       (Unaudited)

LIABILITIES AND SHAREHOLDERS' EQUITY

Current Liabilities
  Accounts payable-trade                                $ 153,918       $ 148,249
  Accrued expenses                                         17,506          22,884
  Current portion-long term liabilities                    63,240          60,588
                                                        ---------       ---------
    Total current liabilities                             234,664         231,721

Long term liabilities
  Notes payable                                           181,519         142,709
  Current portion-long term liabilities                   (63,240)        (60,588)
                                                        ---------       ---------
    Total long term liabilities                           118,279          82,121
                                                        ---------       ---------
Total liabilities                                         352,943         313,842
                                                        ---------       ---------
Shareholders' equity
  Capital stock                                             6,336           6,336
  Retained earnings                                       750,243         809,868
  Treasury stock                                         (140,299)       (140,299)
                                                        ---------       ---------
    Total shareholders' equity                            616,280         675,905
                                                        ---------       ---------

TOTAL LIABILITIES AND
  SHAREHOLDERS' EQUITY                                  $ 969,223       $ 989,747
                                                        ---------       ---------
                                                        ---------       ---------




See accompanying notes.

BORGER PHARMACY INC
MOORE HOME HEALTH CARE, INC
COMBINED STATEMENTS OF INCOME

                                                           Ten Months Ended
                                      Year Ended               June 30,
                                      August 31,        -----------------------
                                         1997              1997        1998
                                      ----------        ----------   ----------
                                                              (Unaudited)
Net sales                             $3,696,230        $2,622,942   $2,864,802

Cost of sales                          2,291,816         1,645,668    1,787,715
                                      ----------        ----------   ----------

Gross profit                           1,404,414           977,274    1,077,087
                                      ----------        ----------   ----------

Operating expenses:
 Selling, general and administrative   1,145,076           861,625      941,075
 Depreciation and amortization            23,075            13,957       15,244
                                      ----------        ----------   ----------

  Total operating expenses             1,168,151           875,582      956,319
                                      ----------        ----------   ----------

Income from operations                   236,263           101,692      120,768

Other income (expense):
 Other income                              1,883               891        4,647
 Interest expense                         (8,970)           (3,237)     (14,872)
                                      ----------        ----------   ----------

  Total other income (expense)            (7,087)           (2,346)     (10,225)
                                      ----------        ----------   ----------

  Net income                          $  229,176        $   99,346   $  110,543
                                      ----------        ----------   ----------
                                      ----------        ----------   ----------

See accompanying notes.

BORGER PHARMACY INC
MOORE HOME HEALTH CARE, INC
COMBINED STATEMENTS OF SHAREHOLDERS' EQUITY


                                                                           TEN MONTHS ENDED
                                                       YEAR ENDED               JUNE 30,
                                                       AUGUST 31,      -----------------------
                                                          1997            1997           1998
                                                       ----------       --------       --------
                                                                             (Unaudited)
Balance, Beginning of period                           $ 621,330       $621,330       $750,243

Net income                                               229,176         99,346        110,543

Shareholder distributions                               (100,263)       (86,500)       (50,918)
                                                       ---------       --------       --------
Balance, End of Period                                 $ 750,243       $634,176       $809,868
                                                       ---------       --------       --------
                                                       ---------       --------       --------

See accompanying notes.

BORGER PHARMACY INC
MOORE HOME HEALTH CARE, INC
COMBINED STATEMENTS OF CASH FLOWS


                                                                   TEN MONTHS ENDED
                                                    YEAR ENDED         JUNE 30,
                                                    AUGUST 31,    -------------------
                                                       1997        1997        1998
                                                    ----------    -------    --------
                                                                      (Unaudited)
Operating activities:
   Net income                                       $ 229,176    $ 99,346    $110,543

Adjustments to reconcile net income to net cash provided by operating activities:

   Depreciation and amortization                       23,075      13,957      15,244
   Change in operating assets and liabilities:
    Accounts receivable-trade                         (45,808)    (22,598)    (33,974)
    Inventories                                       (40,097)    (18,602)    (29,749)
    Accounts payable-trade                            (11,163)     (5,896)     (5,669)
    Accrued expenses                                   (1,063)        586       5,378
                                                    ---------    --------    --------

Net cash provided by operating activities             154,120      66,793      61,773

Investing activities:
   Purchase of fixed assets                           (73,052)    (25,189)    (46,351)

Financing activities:
   Borrowings on notes payable                        143,022     107,332           0
   Payments on notes payable                          (59,621)    (30,574)    (38,810)
   Shareholder distributions                         (100,263)    (86,500)    (50,918)
                                                    ---------    --------    --------

Net cash used by financing activities                 (16,862)     (9,742)    (89,728)

Net increase (decrease) in cash                        64,206      31,862     (74,306)

Cash at beginning of period                            78,592      78,592     142,798
                                                    ---------    --------    --------

Cash at end of period                                $142,798    $110,454    $ 68,492
                                                    ---------    --------    --------
                                                    ---------    --------    --------

Supplemental disclosure of interest paid             $  8,970    $  3,237    $ 14,872
                                                    ---------    --------    --------
                                                    ---------    --------    --------

See accompanying notes.

                             BORGER PHARMACY, INC
                          MOORE HOME HEALTH CARE, INC
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                                AUGUST 31, 1997



1.   Summary of significant accounting policies

Organization

BORGER PHARMACY, INC and MOORE HOME HEALTH CARE, INC, two Texas corporations (the "Company"), own and operate a retail pharmacy in Borger, Texas. Borger Pharmacy, Inc has a fiscal year ended August 31, 1997 and Moore Home Health Care, Inc has a fiscal year ended December 31, 1997. The two corporations are owned by the same shareholder and the financial statements are combined for reporting purposes.

Basis of accounting

The accompanying financial statements are prepared on the accrual basis of accounting and accordingly reflect revenues at the time products are sold or services rendered. Expenses are recognized when the products are received or the services are performed.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates, and such differences may be material to the financial statements.

Depreciation

Depreciation of equipment is provided on a straight-line basis over the estimated useful lives of the assets.

Unaudited financial statements

The accompanying unaudited financial statements include all adjustments, consisting of normal, recurring accruals, which the Company considers necessary for a fair presentation of the financial position and the results of operations for the indicated periods.

                             BORGER PHARMACY, INC
                          MOORE HOME HEALTH CARE, INC
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                                AUGUST 31, 1997



2.  Long term liabilities

Installment notes totaling approximately               $  181,519
$5,500 per month.  Notes were paid
off or assumed at the time of purchase
by HORIZON Pharmacies, Inc.  See note 4.


Less current portion of long term debt                    (63,240)
                                                       ----------
Total long term liabilities                            $  118,279
                                                       ----------
                                                       ----------

3.  Leases

The Company leases the retail store facilities on a month to month basis from a related party. Rent expense for fiscal year ended August 31, 1997 was $78,000.

4.  Income Taxes

The Company, with the consent of its shareholders, has elected to have its income taxed under Section 1372 of the Internal Revenue Code, which provides that, in lieu of corporation income taxes, the shareholders are taxed on their proportionate share of the company's taxable income. Therefore, no provisions or liability for federal income taxes is reflected in these statements.

5.  Subsequent events

On August 6, 1998 the Company sold a majority of its assets to HORIZON Pharmacies, Inc. and ceased operations.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED BALANCE SHEET
JUNE 30, 1998
(IN THOUSANDS)

                                              Company      Borger
ASSETS                                        Historical   Store (Note)      Pro Forma
                                              ----------   ------------      ---------
Current assets:
 Cash                                            $6,517          ($800)        $5,717
 Accounts receivable                              5,805            206          6,011
 Inventories                                     11,504            567         12,071
 Other                                              302                           302
                                                -------          -----        -------
  Total current assets                           24,128            (27)        24,101

Property and equipment, net                       2,731             69          2,800

Intangibles, net                                  5,036            901          5,937
                                                -------          -----        -------
Total assets                                    $31,895           $943        $32,838
                                                -------          -----        -------
                                                -------          -----        -------

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
 Accounts payable                                $4,006                        $4,006
 Accrued liabilities                                738                           738
 Notes payable                                      233                           233
 Current portion of long-term obligations         1,054           $170          1,224
                                                -------          -----        -------
  Total currrent liabilities                      6,031            170          6,201

Long-term obligations                             5,345            573          5,918

Deferred income taxes                               157                           157

Shareholder's equity:
 Common stock                                        54                            54
 Additional paid-in capital                      19,608            200         19,808
 Retained earnings                                  770                           770
 Treasury stock                                     (70)                          (70)
                                                -------          -----        -------
  Total shareholders' equity                     20,362            200         20,562
                                                -------          -----        -------
Total liabilities and shareholders' equity      $31,895           $943        $32,838
                                                -------          -----        -------
                                                -------          -----        -------


Note: The Borger Store was acquired in August 1998 for a total consideration of $1,743 financed by a note payable of $690, stock of $200, note assumed of $53 and cash of $800 and is included herein at the values allocated to assets acquired.

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
SIX MONTHS ENDED JUNE 30, 1998
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                               Historical
                                            ------------------
                                                        Borger     Pro Forma
                                            Company     Store     Adjustments   Pro Forma
                                            -------     ------    -----------   ---------
Net revenues                                $28,689     $1,647                  $  30,336

Cost and expenses:
 Cost of sales and services                  19,648      1,000                     20,648
 Depreciation and amortization                  330          9      ($ 9) (1)         347
                                                                      17  (1)
 Selling, general and administrative          7,744        568       (12) (3)       8,279
                                                                     (21) (4)
                                            -------     ------      ----        ---------

Total costs and expenses                     27,722      1,577       (25)          29,274
                                            -------     ------      ----        ---------

Income from operations                          967         70        25            1,062

Interest expense and other, net                 153         12       (12) (2)         178
                                                                      25  (2)
                                            -------     ------      ----        ---------

Income before income taxes                      814         58        12              884

Provision for income taxes                      322                   32  (5)         354
                                            -------     ------      ----        ---------

Net income                                  $   492     $   58      ($20)       $     530
                                            -------     ------      ----        ---------
                                            -------     ------      ----        ---------

Basic earnings per share                                                           $ 0.12
                                                                                ---------
                                                                                ---------

Shares used in computation of basic
 earnings per share                                                             4,603,183
                                                                                ---------
                                                                                ---------

Diluted earnings per share                                                         $ 0.11
                                                                                ---------
                                                                                ---------

Shares used in computation of diluted
 earnings per share                                                             4,876,120
                                                                                ---------
                                                                                ---------

HORIZON PHARMACIES, INC.
PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 1997
(DOLLARS IN THOUSANDS, EXCEPT SHARE DATA)

                                                              Historical
                                                        -----------------------
                                                                        Borger    Pro Forma
                                                         Company         Store    Adjustments      Pro Forma
                                                        ---------       -------  -------------    ------------
Net revenues                                             $28,430         $3,511                       $31,941

Cost and expenses:
 Cost of sales and services                               19,132          2,138                        21,270
 Depreciation and amortization                               330             19         ($19) (1)         364
                                                                                          34  (1)
 Selling, general and administrative                       7,943          1,189          (23) (3)       9,067
                                                                                         (42) (4)
                                                         -------         ------         -----       ----------
Total costs and expenses                                  27,405          3,346          (50)          30,701
                                                         -------         ------         -----       ----------
Income from operations                                     1,025            165           50            1,240

Interest expense and other, net                              218              8           (8) (2)         268
                                                                                          50  (2)
                                                         -------         ------         -----       ----------
Income before income taxes                                   807            157            8              972

Provision for income taxes                                   480 *                        59  (5)         539
                                                         -------         ------         -----       ----------
Net income                                                  $327           $157         ($51)            $433
                                                         -------         ------         -----       ----------
                                                         -------         ------         -----       ----------
Basic earnings per share                                                                                $0.16
                                                                                                    ----------
                                                                                                    ----------
Shares used in computation of basic earnings per share                                              2,785,554
                                                                                                    ----------
                                                                                                    ----------
Diluted earnings per share                                                                              $0.15
                                                                                                    ----------
                                                                                                    ----------
Shares used in computation of diluted earnings per share                                            2,881,122
                                                                                                    ----------
                                                                                                    ----------


*  Includes $170 deferred income taxes resulting from change in tax status.

Adjustments to Pro Forma Financial Statements

(1) Adjust depreciation and amortization of acquired equipment and intangibles to reflect new basis in the acquired store:

Eliminate historical depreciation and amortization:
    Twelve months ended December 31, 1997:                                           $19
    Six months ended June 30, 1998:                                                    9

Provide depreciation and amortization on acquired bases in equipment and intangibles:
    Equipment - 7 year life - purchase price allocated                                69
    Intangibles - 6 to 40 year life - purchase price allocated                       901

Twelve months ended December 31, 1997:
    Depreciation of equipment                                                         10
    Amortization of intangibles                                                       24
                                                                                 -------
        Total                                                                         34

Six months ended June 30, 1998:
    Depreciation of equipment                                                          5
    Amortization of intangibles                                                       12
                                                                                 -------
        Total                                                                         17

(2) Adjust interest expense:

Eliminate historical interest expense
    Twelve months ended December 31, 1997:                                             8
    Six months ended June 30, 1998:                                                   12

Provide for interest expense on debt issued in acquisition:
    Debt                                                                             690
    Interest rate                                                                   8.00%

    Twelve months ended December 31, 1997:                                            50
    Six months ended June 30, 1998:                                                   25


(3) Decrease previous Officer Salary to new contract with Horizon:

    Twelve months ended December 31, 1997:                                            23
    Six months ended June 30, 1998:                                                   12

(4) Decrease in previous rent paid to new contract with Horizon:

    Twelve months ended December 31, 1997:                                            42
    Six months ended June 30, 1998:                                                   21

(4) Adjust pro forma taxes (at a rate of 38% for 1997 and 40% for 1998) for acquisition adjustments and historical income:

    Twelve months ended December 31, 1997:                                            59
    Six months ended June 30, 1998:                                                   32
